UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 31, 2016
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 31, 2016, Finjan Holdings, Inc. (the “Company”) issued a press release announcing that on March 29, 2016 the Patent Trial and Appeal Board (PTAB) at the United States Patent and Trademark Office (USPTO) ruled on three additional petitions for Inter Partes Review (“IPR”) by Palo Alto Networks. Regarding IPR2015-02001 and IPR2016-00157, both of which relate to Finjan’s U.S. Patent No. 9,225,408 (“the ‘408 Patent”), the PTAB consolidated the petitions and granted institution of IPR of Claims 1, 3-7, 9, 12-16, 18-23, 29, and 35. Regarding IPR2015-01974, which relates to Finjan’s U.S. Patent No. 7,647,633 (“the ‘633 Patent”), the PTAB granted partial institution of IPR of Claims 14 and 19. Regarding IPR2015-01999, which relates to Finjan’s U.S. Patent No. 7,058,822 (“the ‘822 Patent”), the PTAB denied institution of such IPR.

A copy of the press release is attached hereto as Exhibit 99.1and is incorporated herein by reference.

 Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1
Press Release, dated March 31, 2016, entitled “Finjan Provides Update on Challenges to Its Patents – Patent Trial and Appeal Board Rules on Three of Palo Alto Networks’ Thirteen Petitions for Inter Partes Review.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: March 31, 2016	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer